Exhibit 10.2

Booklet 1 of 2*

BARCLAYS CAPITAL INC.

FUTURES

AND

OPTIONS

ACCOUNT APPLICATION

(FOR INSTITUTIONS THAT ARE ELIGIBLE

CONTRACT PARTICIPANTS ONLY)

*Please see Booklet 2, Risk Disclosure Statements,

delivered herewith

INSTRUCTIONS FOR OPENING AN ACCOUNT

WITH BARCLAYS CAPITAL INC.

I.	Reviewing Booklet 2 (Risk Disclosure Statements)

Please review carefully the information contained in Booklet 2 and retain the entire booklet for your records. There are no signatures required in Booklet 2.

II.	Completing Booklet 1 (Account Application and Agreements)

After you have read Booklet 1, please read and complete all applicable sections of Booklet 1 as indicated below. Send the completed Booklet 1 back to Barclays Capital Inc. in its entirety —please do not detach or remove any pages. In addition, please enclose a copy of your most recent audited/unaudited financial statements.

Booklet 1 contains the following agreements and forms:

•	Futures and Options Account Application (Pages 1 through 3) – This Application must be completed and signed by all Customers.

•	Futures and Options Customer Account Agreement (Pages A-1 through A-11) – This Agreement must be read, acknowledged, initialed where appropriate and signed by all Customers.

•	Cross Trade Consent (Page B-1) – Optional. This Form allows Barclays to take the opposite side of an order placed by Customer.

•	Hedge Account Election (Page B-2) – This Form must be signed and completed if orders placed by Customer for the account will represent bona fide hedging transactions.

•	Discretionary Trading Authorization (Page B-3) – This Authorization must be completed if there will be a third-party advisor trading the account.

•

Representations of Advisor (Page B-4) – If there will be a third-party advisor trading the account, this Form must be completed by the third-party advisor. In addition, if the third-party advisor is registered as an investment adviser, please enclose a copy of the advisor’s most recent Form ADV.

•	Corporate Certification and Authorization (Pages B-5 and B-6) – If Customer is a corporation, this Form must be completed.

•	Partnership Certification and Authorization (Pages B-7 and B-8) – If Customer is a partnership, this Form must be completed.

•	Trust Certification and Authorization (Pages B-9 and B-10) – If Customer is a trust, this Form must be completed.

•	Limited Liability Company Certification and Authorization (Pages B-11 and B-12) – If Customer is a limited liability company, this Form must be completed.

i	March 2003

•

Certificate of Incumbency (Page B-13) – This certificate must be completed by an authorized person of Customer (e.g., a corporate secretary) and must include the signatures of all persons signing the Futures and Options Account Application, the Futures and Options Customer Account Agreement and the foregoing Certification and Authorization forms.

•	Employee Benefit Plan Authorization (Pages B-14 through B-16) – If Customer is an employee benefit plan, this Form must be completed.

•

Tax Forms and Instructions (Tax Certification Packet) – Form W-9 (for U.S. Customers) or Forms W-8 (for non-U.S. Customers), as applicable, must be completed by all Customers. Should you have any questions regarding these Forms, please contact your Barclays account representative or consult your tax advisor.

This Booklet contains documents which you are required to complete, sign and return to Barclays Capital Inc. before an account can be opened in your name.

ii	March 2003

FUTURES AND OPTIONS

ACCOUNT APPLICATION

(For Institutions That Are Eligible Contract Participants Only)

Please complete all of the following information

(attach additional pages if necessary)

Capitalized terms used but not defined in this Futures and Options

Account Application shall have the meanings ascribed to them in the Futures and Options Customer Account Agreement

I.	Mailing Address for All Notices and Statements

Name of Account:	iShares Diversified Alternatives Trust

Mailing Address:	c/o Barclays Global Fund Advisors

400 Howard Street, San Francisco, CA 94105

Telephone:	(415) 597-2000	Facsimile:	( )

E-mail Address:

Principal Business or Occupation of Customer:	Trust

Jurisdiction and Date of Organization/Incorporation:	Delaware

Tax I.D. No.:	26-4632352

Mailing Address for Duplicate Statements:

Operational Contact Name:	Mark A. Finley

Telephone:	(916) 319-6772	Facsimile:	( )

E-mail Address:	mark.finley@statestreet.com

Legal/Compliance Contact Name:	Head of US Legal

Telephone:	(415) 597-2000	Facsimile:	( )

E-mail Address:

1 of 3	March 2003

II.	Bank Reference

Bank Name:

Bank Address:

Account Number:

III.	Financial Statements.

Please enclose a copy of Customer’s most recent audited/unaudited financial statements.

IV.	Customer Designation (check all that apply)

☐ Mutual Fund	☐ Corporation	☐ Partnership

☐ Commodity Pool	☐ Bank	☐ Trust

☐ Insurance Company	☐ Limited Liability Company (LLC)	☐ Limited Liability Partnership (LLP)

☐ Omnibus	☐ ERISA Account	☐ Other

V.	Information Regarding Third Party Advisors

Are you giving discretionary authority over your account to a third party advisor?

Yes     X            No

If yes, you must complete the Discretionary Trading Authorization on page B-2 of this booklet, and the Advisor must sign the Representations of Advisor, found on page B-3 of this booklet.

VI.	Other Reporting Information

List any other persons or entities having a financial interest of 10% or more in this Account:

Name: This information will not be provided.	Name:

Legal Address:	Legal Address:

Telephone Number:	Telephone Number:

Taxpayer ID#:	Taxpayer ID#:

Percentage Interest:	Percentage Interest:

2 of 3	March 2003

Name:	Name:

Legal Address:	Legal Address:

Telephone Number:	Telephone Number:

Taxpayer ID#:	Taxpayer ID#:

Percentage Interest:	Percentage Interest:

List any other futures accounts (including name and account number) at Barclays in which Customer or its controlling persons or beneficial owners holds a financial interest of 10% or more:

This information will not be provided.

List any other account at Barclays or its affiliates (including name and account number) in which Customer or its controlling persons or beneficial owners holds a financial interest of 10% or more:

This information will not be provided.

-------------------------------------------------

Customer represents that the foregoing information (including the attached financial statements) is true and correct. Customer agrees to promptly notify Barclays Capital Inc. of any material adverse change to the foregoing.

iShares Diversified Alternatives Trust, acting by and through Barclays Global Fund Advisors, not in its individual capacity but solely as agent

(Name of Customer - Please Print)

/s/ Ryan W. Braniff	7/31/2009

(Signature)	(Date)

Ryan W. Braniff, Principal

(Name & Title – Please Print)

/s/ Raman Suri	7/31/2009

(Signature)	(Date)

Raman Suri, Managing Director

(Name & Title – Please Print)

3 of 3	March 2003

BARCLAYS CAPITAL INC.

FUTURES AND OPTIONS CUSTOMER ACCOUNT AGREEMENT

This Futures and Options Customer Account Agreement (“Agreement”) between BARCLAYS CAPITAL INC., a registered futures commission merchant (“FCM”) and broker/dealer, and iShares® Diversified Alternatives Trust (“Customer”) shall govern all transactions that Barclays Capital Inc. or any of its affiliates or agents (collectively, “Barclays,” unless otherwise specified) may execute, clear and/or carry on Customer’s behalf for the purchase or sale of commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical (“EFPs”), exchange-for-swap (“EFSs”), and exchange-for-risk (“EFRs”) transactions) (collectively, “Contracts”) and any accounts, including reactivated accounts, carried by Barclays on behalf and in the name of Customer (each, an “Account”).

1. APPLICABLE LAW.

Each Account and all Contracts, transactions and agreements in respect of each Account shall be subject to (i) the Commodity Exchange Act (“CEA”) and all rules and interpretations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”); (ii) the constitution, by-laws, rules, regulations, policies, procedures, interpretations and customs of any applicable U.S. or non-U.S. board of trade, exchange, contract market, trading facility or execution facility, including, without limitation, an electronic trading system, facility or service, or clearing organization (each, a “Transaction Facility”) or of any clearing firm or self-regulatory agency or organization; and (iii) any other laws, rules, interpretations, customs or usage of the trade applicable to Customer’s trading of Contracts. All such laws, rules, regulations, policies, procedures, interpretations, customs and usage, as in force from time to time, are hereinafter collectively referred to as “Applicable Law”.

2. GENERAL AGREEMENTS. Customer acknowledges and agrees that:

(a) Barclays’ Responsibility. Barclays is responsible solely for the execution, carrying and/or clearing of Contracts in each Account in accordance with the terms of this Agreement. Neither Barclays nor any managing director, officer or employee of Barclays is acting as a fiduciary or advisor in respect of Customer or any Contract or Account. Barclays shall have no responsibility for compliance with any law or regulation governing the conduct of any fiduciary or advisor. Barclays shall have no responsibility for Customer’s compliance with any law or regulation governing or affecting Customer’s trading hereunder.

(b) Information and Positions. Any information on the market or on matters incidental to the operation of any of your Accounts or the nature of any of the Contracts provided by Barclays is solely incidental to the conduct of Barclays’ business as an FCM. Barclays makes no representation as to the accuracy, completeness or reliability of any such information. Barclays and its managing directors, officers and employees may take, hold or liquidate positions in, or provide such information to other customers with respect to, Contracts that are the subject of such information furnished by Barclays to Customer, and such other positions and/or information may be inconsistent with the positions held by or information given to Customer.

(c) Limitation of Barclays’ Liability. Barclays shall not be liable to Customer (i) in connection with the performance or non-performance by any Transaction Facility or by any other third party where the use of such third party was not required by Barclays (including, without limitation, floor brokers, executing agents, banks, clearing firms and other depositories) in respect of any Contract or other

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property of Customer; (ii) as a result of any prediction or information made or given by a representative of Barclays, whether or not made or given at the request of Customer; (iii) as a result of any delay in the performance or non-performance of any of Barclays’ obligations hereunder directly or indirectly caused by the occurrence of any contingency beyond the control of Barclays including, but not limited to, the unscheduled closure of a Transaction Facility, clearing firm or other depository or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, Transaction Facilities or other systems, it being understood that Barclays shall be excused from performance of its obligations hereunder for such period of time as is reasonably necessary after such occurrence to remedy the effects therefrom; (iv) as a result of any action taken by or on behalf of Barclays or its floor brokers and agents to comply with Applicable Law; or (v) for any acts or omissions of those neither employed nor supervised by Barclays. Neither Barclays nor its managing directors, officers or employees shall be responsible for any loss, liability, damage or expense except to the extent that such loss, liability, damage or expense arises from its gross negligence or willful misconduct (including but not limited to fraud.) In no event will either party, its managing directors, officers or employees be liable to the other for consequential, incidental or special damages under or relating to this Agreement.

(d) Security Interest. Except to the extent proscribed by Applicable Law not subject to waiver, all Contracts, funds, margin, performance bond, premium, currencies, securities, credit balances and other property from time to time held by, to the order of or on behalf of Barclays or held for the benefit of the Customer by Barclays including, without limitation, by any Transaction Facility or clearing firm through which transactions are executed, carried and/or cleared and/or positions are held by Barclays, on behalf of the Customer, and all proceeds thereof (collectively, “Collateral”) are hereby pledged to Barclays, and shall be subject to a general lien and a continuing, perfected first security interest in Barclays’ favor to secure any and all of Customer’s indebtedness or other obligations and/or liabilities owed to Barclays. Customer agrees to execute any documents reasonably required by Barclays for the perfection or negotiation of such general lien or security interest. Customer hereby grants Barclays the right, in accordance with Applicable Law, to borrow, pledge, repledge, transfer, hypothecate, rehypothecate, loan or invest any of the Collateral, including without limitation, utilizing the Collateral to purchase or sell securities pursuant to repurchase agreements or reverse repurchase agreements with any party, in each case without notice to Customer. Unless mutually agreed otherwise, Barclays shall pay to Customer the interest or income earned from the investment or utilization of such Collateral at a rate not to exceed the Fed Funds rate minus 0.75%, but in no event shall the rate be less than zero.

(e) Conclusiveness of Reports and Objections. All written and oral reports or communications related to transactions in the Accounts, including but not limited to confirmations, purchase and sale statements, monthly statements and correction notices (collectively, “Reports”), shall be conclusive and binding on Customer unless Customer notifies Barclays of any objection as follows: (i) in the case of any written Reports, prior to the opening of trading on the Transaction Facility on or through which such transaction occurred on the business day following the day on which Customer receives such Report, and (ii) in the case of any oral Report, at the time such Report is given to Customer Nothing herein, however, shall prevent Barclays or Customer upon discovery of any error or omission, from working in good faith to correct such Report.

(f) Delivery and Exercise Instructions. If Customer intends to make or take delivery under any futures Contract or to exercise any option Contract, Customer agrees to notify Barclays not later than the time specified by Barclays and in any event at least (i) with respect to long positions, two (2) business days prior to first notice day of the applicable Transaction Facility, and (ii) with respect to short positions, two (2) business days prior to the last trading day for the Contract in question (such time periods are referred to herein as the “Notice Periods”). Notwithstanding the foregoing, Customer agrees that Customer will not make or take delivery through Barclays with respect to any Contract that provides

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for the physical delivery of an underlying commodity that is not an energy, metal, financial, currency, equity or interest rate product (a “Non-Deliverable Contract”) except with the prior consent of an officer or director of Barclays. Customer further agrees that, absent such consent to delivery, Customer shall liquidate all of Customer’s open positions in Non-Deliverable Contracts no later than the end of the applicable Notice Period. With respect to any deliverable Contract, Customer shall ensure Barclays holds sufficient funds in Customer’s Account to fulfill Customer’s obligations to make or take delivery and shall furnish Barclays with property deliverable by Customer under any Contract in accordance with Barclays’ directions. If Customer fails to comply with any of the foregoing obligations, Barclays may, at its discretion and upon Barclays’ good faith effort to notify Customer, liquidate and/or roll forward to a later delivery month any open Contracts, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, for Customer’s Account and risk, and in such manner and on such terms as Barclays in its discretion deems necessary or appropriate. Customer shall remain fully liable for, and Customer’s Account will be debited for, any loss, costs, expenses and liabilities incurred by Barclays in connection with such transactions and for any remaining debit balance in Customer’s Account.

(g) Options Exercise and Allocation Procedure. Customer understands and acknowledges that certain option Contracts sold by Customer may be subject to exercise at any time. Exercise notices received by Barclays with respect to option Contracts sold by Barclays customers shall be allocated among customers (including Customer) pursuant to a random allocation procedure, and Customer shall be bound by any such allocation made to it. Information regarding Barclays’ random allocation procedure is available upon request. Such notices may be allocated to Customer after the close of trading on the day on which such notices have been allocated to Barclays by the applicable Transaction Facility. In the event of the allocation of an exercise notice(s) to Customer, Barclays shall use reasonable efforts to notify Customer promptly. Barclays shall have no responsibility for any action it takes or fails to take with respect to any option Contract (and, without limiting the foregoing, shall have no responsibility to exercise any option Contract purchased by Customer) unless and until Barclays receives acceptable and timely instructions from Customer indicating the action to be taken.

(h) Acceptance of Orders; Position Limits. Barclays shall have the right, whenever in its discretion it deems it appropriate, to limit the number of open Contracts (net or gross) that Barclays will at any time execute, clear and/or carry for Customer, to require Customer to reduce open positions carried with Barclays, and to refuse the acceptance of orders to establish new positions. Barclays shall immediately notify Customer of its rejection of any order. Unless specified by Customer, Barclays may designate the Transaction Facilities (including, without limitation, any electronic trading systems or facilities) on or through which it will attempt to execute orders. Customer shall comply at all times, including throughout the trading day, with all position limit rules imposed by Applicable Law.

(i) Liquidation of Offsetting Positions. Barclays shall liquidate any Contract for which an offsetting order is entered by Customer, unless Customer instructs Barclays not to liquidate such Contract and to maintain the offsetting Contracts as open positions, provided, however, that Barclays shall not be obligated to comply with any such instructions given by Customer if Customer fails to provide Barclays with any representations, documentation or information reasonably requested by Barclays or if, in Barclays’ reasonable judgment, any failure to liquidate such offsetting Contracts against each other would result in a violation of Applicable Law.

(j) Reliance on Instructions. Barclays and its managing directors, officers and employees shall be entitled to rely, and shall not be liable for any reliance, on any instruction, notice or communication that it reasonably believes to have originated from Customer or Customer’s duly authorized agent (including a third-party advisor, if any), and Customer shall be bound thereby.

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(k) Use of Clearing Brokers. Customer authorizes Barclays in its discretion to select for and on behalf of Customer floor brokers and execution agents and, on Transaction Facilities where Barclays is not a clearing member, unaffiliated clearing brokers, which will act as brokers and agents of Customer in connection with transactions in Contracts for the Account(s). Such transactions may be cleared through accounts maintained by Barclays in its own name with one or more clearing brokers.

(l) Give-Ups. Absent a separate written agreement with Customer with respect to give-ups, Barclays, in its discretion, may, but shall not be obligated to, accept from other brokers Contracts executed by such brokers for Customer and to be given up to Barclays for clearance or carrying in an Account.

(m) Financial and Other Information. Customer shall provide to Barclays such financial and other information regarding Customer as Barclays may from time to time reasonably request. Customer authorizes Barclays to contact such banks, financial institutions and credit agencies as Barclays shall deem appropriate from time to time for verification of such information. Customer shall notify Barclays promptly of any material adverse change to its condition, financial or otherwise. Customer acknowledges and agrees that Barclays may provide financial and other information regarding Customer to any Transaction Facility, clearing firm or self-regulatory agency or organization upon the request of any such entity and as permitted by Applicable Law.

(n) Currency Exchange Risk. Customer shall bear all risk and cost in respect of the conversion of currencies incident to transactions effected on behalf of Customer pursuant hereto. Unless otherwise specified in the Reports sent to Customer with respect to its Contracts and Accounts, all margin deposits in connection with any Contracts, and any debits or credits to Customer’s Account(s), shall be stated in U.S. Dollars. By placing an order in a Contract settled in a particular currency (the “Contract Currency”), Customer agrees to convert to the Contract Currency funds sufficient to meet the applicable margin requirement. Any conversions of currency shall be at a rate of exchange reasonably determined by Barclays based on prevailing money market rates of exchange for such currencies.

(o) Recording of Telephone Conversations. Each party acknowledges, authorizes and consents to the recording of any telephone conversation between the parties, on tape or otherwise, with or without the use of an automatic tone warning device. Each party hereby waives any and all objections to the admissibility into evidence of any such tape recording in any legal proceedings between the parties hereto.

(p) Inactive Accounts. Customer acknowledges that Barclays may from time to time place accounts in which there is no trading on inactive status and Customer agrees to provide whatever reasonably requested information Barclays may require upon Customer’s request to reactivate any such inactive Account.

3. CUSTOMER REPRESENTATIONS.

Customer represents, warrants and agrees as of the date hereof and on the date of each transaction executed hereunder with respect to all the representations below, and Barclays represents, warrants and agrees with respect to the representations contained in (a), (b), (e), (l) and (m) that:

(a) It has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of it is authorized to do so;

(b) this Agreement is binding on it and enforceable against it in accordance with its terms;

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(c) Customer is an “eligible contract participant,” as such term is defined in Section 1a(12) of the CEA;

(d) Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through Barclays;

(e) transactions entered into pursuant to this Agreement will not violate any applicable law (including any Applicable Law), judgment, order or agreement to which it or its property is subject or by which it or its property is bound;

(f) all information provided by Customer in the Futures and Options Account Application (which application and the information contained therein hereby is incorporated into this Agreement) is true, correct, complete and accurate;

(g) it will not rely on any communication (written or oral) of Barclays as investment advice or as a recommendation to enter into any transaction, and no such communication (written or oral) received from Barclays shall be deemed to be an assurance or guarantee as to the expected results of the transaction;

(h) Customer is acting for its own Account, is capable of assessing the merits of, understanding (on its own behalf or through independent professional advice) and assuming, and understands, accepts and assumes, the terms, conditions and risks of each transaction, and will make its own independent decisions to enter into Contracts and as to whether each Contract is appropriate or proper for it based on Customer’s own judgment and upon advice from such advisors as it has deemed necessary;

(i) Barclays shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the information provided by Barclays in making any such decisions;

(j) except as disclosed in writing to Barclays, Customer is acting solely as principal and not as agent for any other party and no other customer has any interest in the Account;

(k) Customer has reviewed the registration requirements of the CEA, CFTC and NFA relating to commodity pool operators and commodity trading advisors and has determined that it and any person that has trading authority or control over its Account are in compliance with such requirements.

(l) Neither party has made any changes to this form of Agreement, or any other form of agreement, authorization, tax form or other document relating to this Agreement or the Account(s), provided by Barclays, except as agreed to by the parties;

(m) Each party is relying on the representations and warranties of the other contained herein in entering into this Agreement and opening the Account and each party will immediately notify the other of any changes to the accuracy thereof; and

(n) Customer expressly agrees to waive any and all claims, rights or causes of action which Customer has or may have against Barclays, its managing directors, officers and/or employees arising in whole or in part, directly or indirectly, out of any act or omission of a party who refers or introduces Customer to Barclays or who places orders on behalf of Customer; and.

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4. PAYMENT OBLIGATIONS OF CUSTOMER. With respect to every Contract purchased, sold or cleared for the Account, Customer shall pay Barclays upon demand (which demand shall be written or oral):

(a) all brokerage charges, give-up fees, commissions and service fees as Barclays may from time to time charge;

(b) all Transaction Facility, clearing firm or NFA fees or charges, or any other transaction fees, regulatory fees and service charges incurred with respect to each transaction;

(c) any tax imposed on such transactions by any competent taxing authority;

(d) any debit balance or deficiency in the Account;

(e) interest on any debit balances remaining in the Account at a rate equal to the Fed Funds rate plus 0.75%, or at such other rate as may be mutually agreed upon from time to time, together with Barclays’ costs and reasonable attorneys’ fees incurred in collecting any such debit balance; and

(f) any other amounts owed by Customer to Barclays with respect to the Account, any Contracts carried therein or transactions undertaken in connection therewith.

Any and all payments required to be made by Customer hereunder shall be made by wire transfer, in immediately available funds, to an account designated by Barclays, unless otherwise agreed by Barclays.

5. MARGIN AND OTHER CONTRACT OBLIGATIONS. With respect to every Contract purchased, sold or cleared for the Account, Customer shall make, or cause to be made, all applicable initial margin, variation margin, intra-day margin and premium payments, and perform all other obligations attendant to Contracts or positions in such Contracts, as such payments or performance may be required by Barclays consistent with Applicable Law or as such payments or performance may be required of Barclays by any member of any Transaction Facility clearing such Contract on Barclays’ behalf. Customer acknowledges and agrees that Barclays has no obligation to establish uniform margin requirements among products or customers and margins required by Barclays may exceed the minimum margin requirements of the applicable Transaction Facility and be increased or decreased from time to time at the discretion of Barclays, without advance notice to Customer.

With respect to the timely posting of margin under this clause 5, the following shall apply:

(a) Margin shall be paid same day if notice of margin call is received by 10:00 a.m. New York time by Customer; or

(b) by 3 p.m. New York time the next business day if notice of margin call is received after 10:00 a.m. New York time.

If the Customer elects to satisfy its margin call by liquidating positions, the Customer may execute trade(s) to meet Barclays’ demand for margin provided that: (i) if the demand for payment or delivery of margin is made prior to 10:00 a.m. New York time on any business day, then the relevant trade(s) must be executed on the same business day, or (ii) if Barclays demands payment or delivery of margin on or after 10:00 a.m. New York time on any business day, then the relevant trade must be executed by 3 p.m. New York time on the next following business day.

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Requests for margin deposits and/or premium payments may, at Barclays’ election, be communicated to Customer orally, telephonically, electronically or in writing. Customer margin deposits and/or premium payments shall be made to such omnibus customer account(s) as directed by Barclays, and shall be in such form as Barclays deems appropriate.

6. CUSTOMER DEFAULT AND BARCLAYS’ REMEDIES.

(a) Each of the following events shall be a default (“Default”) by Customer under this Agreement:

(i) Customer breaches or fails to timely and fully perform any of its obligations hereunder or otherwise in respect of any Contract;

(ii) Customer fails to deposit or maintain required margin, fails to pay required premiums or fails to make any other payments required hereunder or otherwise in respect of any Contract;

(iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with a governmental agency or body, or the receipt of a notice of intent to terminate Customer from a governmental agency or body, or the inability of Customer to pay benefits under the relevant employee benefit plan when due;

(iv) any representation made by Customer or Advisor (if any) is not or ceases to be accurate and complete in any material respect;

(v) a case in bankruptcy is commenced or a proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, trustee or similar officer is filed by or against Customer;

(vi) Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or Customer or any of its property is subject to any agreement, order or judgment providing for Customer’s dissolution, liquidation or reorganization, or for the appointment of a receiver, trustee or similar officer for Customer or its property;

(vii) Customer makes an admission in writing that it is insolvent or is unable to pay its debts when they mature or the suspension by Customer of its usual business or any material portion thereof; and

(viii) any warrant or order of attachment is issued against any Account or a judgment is levied against any Account.

(b) Upon the occurrence of a Default, or if Barclays reasonably considers it necessary for its protection to exercise any of the following remedies, then Barclays shall have the right, in addition to any other remedy available at law or equity to Barclays, all without demand for margin and without notice or advertisement (except as provided in Section 6(c) below):

(i) close out any or all of Customer’s open Contracts, including, without limitation, through EFPs, EFSs or EFRs. For the purposes of this provision, Customer expressly authorizes Barclays to act as broker for Customer or as principal opposite Customer with respect to such

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EFP, EFS or EFR transactions and to execute such physical commodity, swap or over-the-counter transactions and documents on behalf of Customer as may be necessary to effect such EFP, EFS or EFR transactions. Customer recognizes that such EFP, EFS or EFR transactions are not competitively executed by open outcry on a Transaction Facility but will be executed at the market price then available to Barclays;

(ii) cancel any or all of Customer’s outstanding orders;

(iii) treat any or all of Customer’s obligations due Barclays as immediately due and payable;

(iv) set off any obligations of Barclays to Customer against any obligations of Customer to Barclays;

(v) sell any Collateral and/or set off and apply any Collateral or the proceeds of the sale of any Collateral to satisfy any obligations of Customer to Barclays;

(vi) borrow or buy any Contracts, options, securities or other property for any Account;

(vii) terminate any or all of Barclays’ obligations for future performance to Customer; and/or

(viii) take such other or further action as Barclays in its discretion reasonably considers necessary or appropriate under the circumstances.

(c) So long as Barclays’ rights or position would not be jeopardized thereby, Barclays shall make a good faith effort to notify Customer of its intention to take any of the actions specified in (i) through (viii) of Section 6(b) above before taking any such action. Barclays shall not be deemed to have breached any obligation to Customer if no such notice is given. Any sale or purchase hereunder shall be made in a commercially reasonable manner. In all cases a prior demand, margin call or notice of any kind shall not be considered a waiver of Barclays’ right to take any action provided for herein. Customer shall be liable for the payment of any deficiency remaining in each Account after any such action is taken, together with interest thereon.

7. TERMINATION.

(a) This Agreement may be terminated by Customer or Barclays by written notice to the other. Such termination shall be effective when received by the addressee thereof and shall be of no effect in relation to any orders placed or transactions executed prior to such notice. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another FCM.

(b) Upon satisfaction by Customer of all liabilities to Barclays arising hereunder (including payment obligations with respect to the transfer of Contracts to another FCM), Barclays shall transfer to the FCM specified by Customer all Contracts, cash, securities and other property then held for any Account. The representations, warranties and indemnities contained in this Agreement shall survive any termination of this Agreement.

8. INDEMNIFICATION. Customer hereby agrees to pay, indemnify and hold Barclays, its managing directors, officers and employees harmless from and against any and all loss, liability, damage,

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reasonable cost, penalty, fine, tax or expense (including, without limitation, reasonable attorneys’ fees, reasonable costs of collection and any reasonable cost incurred in successfully defending against any claim asserted by Customer) (collectively, “Losses”) incurred by Barclays or such other persons in connection with the Account and/or any transactions or positions established or maintained therein, except where such Losses are due to Barclays gross negligence or willful misconduct (including but not limited to fraud.) Such indemnification shall include, without limitation, Losses with respect to (i) any action taken or not taken by Barclays and its managing directors, officers or employees in reliance upon any instruction, notice or communication that it reasonably believes to have originated from Customer or Customer’s duly authorized agent (including a third-party advisor, if any), and (ii) the exercise of Barclays’ default remedies under Section 6 of this Agreement.

9. GOVERNING LAW, JURISDICTION AND WAIVER OF JURY TRIAL.

(a) THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES).

(b) TO THE EXTENT NOT OTHERWISE REQUIRED UNDER APPLICABLE LAW, ANY DISPUTES ARISING UNDER THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH SHALL BE RESOLVED IN A COURT OF LAW LOCATED IN THE STATE OF NEW YORK, BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND AGREE THAT VENUE BEFORE SUCH COURTS IS PROPER. CUSTOMER CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING TO CUSTOMER OF COPIES OF THE APPROPRIATE COURT FILING BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) TO THE ADDRESS OF CUSTOMER AS IT APPEARS ON THE BOOKS AND RECORDS OF BARCLAYS, SUCH SERVICE TO BE EFFECTIVE ON THE DATE THAT SUCH MAIL IS DELIVERED OR DELIVERY IS ATTEMPTED. CUSTOMER HEREBY WAIVES IRREVOCABLY ANY IMMUNITY TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY ARBITRATION, ACTION AT LAW, SUIT IN EQUITY OR ANY OTHER PROCEEDING ARISING OUT OF OR BASED ON THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION HEREWITH.

(c) THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION THEREWITH.

10. MISCELLANEOUS.

(a) Severability. If any provision of this Agreement is or at any time becomes inconsistent with or invalid under any present or future Applicable Law, such inconsistent or invalid provision shall be deemed to be superseded or modified to conform to such Applicable Law, but in all other respects this Agreement shall continue in full force and effect.

(b) Successors; Binding Effect. This Agreement shall be binding on and inure to the benefit of each of the parties and their respective successors and assigns. This Agreement and the obligations of Customer hereunder may not be assigned or delegated without the prior written consent of Barclays. Customer agrees that Barclays shall have the right to transfer or assign this Agreement (and the Account) to any successor entity or to another properly registered FCM in its discretion without obtaining the consent of Customer provided that Barclays provides Customer with 30 days prior written notice if permitted under Applicable Law.

A-9	March 2003

(c) Entire Agreement. This Agreement and the attached appendices, consents, certifications and authorizations constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements between the parties as to the subject matter hereof.

(d) Amendments or Waiver. No provision of this Agreement shall in any respect be waived, hereto modified or amended unless such waiver, modification or amendment is in writing and signed by authorized representatives of each party hereto.

(e) Notices and Reports. Except as otherwise expressly provided in this Agreement, all Reports, instructions, notices or other communications shall be given in writing (including facsimile and electronic mail.) If a default notice is provided via electronic mail, then the subject line shall specify in all capital letters “FUTURES AGREEMENT DEFAULT NOTICE FROM BARCLAYS CAPITAL” to both BGISFLegal@barclaysglobal.com and Financing&PBTeam@barclaysglobal.com with contemporaneous verbal notification by Barclays to at least one current business contact and one current legal contact at the Advisor that such notice was sent by email, it being understood that the leaving of a voicemail message with relevant details to two such individuals (if they do not answer their phones during normal business hours) shall satisfy this requirement. If a notice required pursuant to section 7 hereof is provided via electronic mail, then the subject line shall specify in all capital letters “FUTURES AGREEMENT TERMINATION NOTICE FROM BARCLAYS CAPITAL”, with the additional procedures for default notices as outlined above required to be similarly followed by Barclays. All written Reports, instructions, notices or other communications shall be directed as follows:

(i)	if to Barclays:

Barclays Capital Inc.

200 Park Avenue

New York, New York 10166

Attention: Futures Operations Manager

telephone: 212-412-2580

facsimile: 212-412-6913

Any customer complaints or legal notices shall be directed to “Attention: Futures Compliance Officer.”

(ii)	if to Customer, at the address, telephone or facsimile number as indicated on the Futures and Options Account Application.

(iii)	if to an Advisor, at the address, telephone or facsimile number indicated on the Futures and Options Account Application.

Written Reports and/or notices shall be deemed to have been given by a party hereto if (a) personally delivered to the other party, (b) sent by certified mail, return receipt requested, postage prepaid, (c) sent by confirmed facsimile transmission, or (d) sent via email or other electronic media. A notice sent by certified mail shall be deemed given on the third business day after the mailing date.

The Customer hereby consents to the delivery of all Reports via email with such consent to remain effective for the duration of the Agreement unless Customer withdraws such consent via written notice to Barclays.

A-10	March 2003

(f) No Waiver. No failure on the part of Barclays or Customer to exercise and no delay in exercising, any contractual right will operate as a waiver or modification thereof, nor will any single or partial exercise by Barclays or Customer of any right preclude any other or future exercise thereof.

(g) Rights and Remedies Cumulative. All rights and remedies under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise. CUSTOMER ACKNOWLEDGMENTS. (PLEASE INITIAL APPROPRIATE CLAUSES BELOW.)

(h) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH:

RWB	Risk Disclosure Statement for Futures and Options
Initial	(Appendix A to CFTC Rule 1.55(c) transcribed in full on pages 1-3 of Booklet 2 – Risk Disclosure Statements)
RS
Initial

(i) If Customer (i) maintains one or more other accounts (such as a securities, commodities, cash or margin account) at Barclays and (ii) wants to permit Barclays to transfer funds from such accounts without obtaining specific instructions in each case, Customer should initial the following section:

Initial	Customer hereby specifically authorizes Barclays, until further notice in writing, to transfer any excess funds from/to Customer’s regulated commodity account, whether a segregated account or a secured account, (i) to/from any other account that Customer maintains with Barclays, if in Barclays’ judgment such transfer is necessary to avoid or reduce a margin call or to reduce a debit balance in such other account, or (ii) to Barclays in order to satisfy any obligation of Customer to Barclays. Barclays will notify Customer in writing of any transfer of funds made pursuant to this authorization within a reasonable time after each transfer.

A-11	March 2003

IN WITNESS WHEREOF, the Customer has executed this Agreement as of the date set forth below.

Customer          iShares Diversified Alternating Trust, acting by and through Barclays Global Fund Advisors

Account Name:		By:	/s/ Ryan W. Braniff

Date:	7/31/09	Print Name:	Ryan W. Braniff

		Title:	Principal

By:	/s/ Raman Suri

Print Name:	Raman Suri

Title:	Managing Director

Barclays Capital Inc.

Account Name:		By:	/s/ Sean Byme

Date:	8/7/09	Print Name:	Sean Byme

		Title:	Director

PLEASE BE CERTAIN YOU HAVE INITIALED OR CHECKED ALL APPROPRIATE ELECTIONS ABOVE AND THAT YOU HAVE FULLY COMPLETED THE ABOVE SIGNATURE BLOCK.

A-12	March 2003

CROSS TRADE CONSENT

The undersigned Customer hereby authorizes Barclays, and its managing directors, officers, employees and floor brokers acting on Customer’s behalf in any transaction for the Account, without prior notice to Customer, to take the other side of Customer’s transaction, subject to the transaction being executed at the prevailing price in accordance with the regulations of the applicable Transaction Facility and the rules and regulations of the CFTC. Capitalized terms used but not defined herein shall have the meanings set forth in the Futures and Options Customer Account Agreement of Barclays Capital Inc.

(Name of Customer – Please Print)

(Signature)

(Name & Title – Please Print)

(Date)

B-1	March 2003

HEDGE ACCOUNT ELECTION

Customer hereby certifies that, except with prior notice to the contrary by Customer to Barclays, all orders placed by Customer for the Account will represent bona fide hedging transactions as defined in CFTC Regulation §1.3(z). Customer agrees that prior to placing any order which is not a hedging transaction, Customer shall notify Barclays in writing and shall keep such contracts margined in accordance with the requirements of the Transaction Facility on or through which the orders are placed or as required by Barclays.

Customer should note that CFTC Regulation §190.06 permits Customer to specify whether, in the unlikely event of Barclays’ bankruptcy, Customer prefers the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer hereby elects as follows (please check one):

☐    Liquidate                ☒    Not Liquidate

If neither alternative is selected, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.

Capitalized terms used but not defined herein shall have the meaning set forth in the Futures and Options Customer Account Agreement of Barclays Capital Inc.

iShares Diversified Alternatives Trust, acting by and through Barclays Global Fund Advisors
(Name of Customer – Please Print)

/s/ Ryan W. Braniff
(Signature)

Ryan W. Braniff, Principal
(Name & Title – Please Print)

7/31/09
(Date)

/s/ Raman Suri
(Signature)

Raman Suri, Managing Director
(Name & Title – Please Print)

7/31/09
(Date)

B-2	March 2003

DISCRETIONARY TRADING AUTHORIZATION

Gentlemen:

The undersigned Customer hereby authorizes Barclays Global Fund Advisors (the “Advisor”) as its agent and attorney-in-fact to purchase, sell (including short sales) and trade in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions), whether listed on U.S. or non-U.S. markets, on margin or otherwise, in accordance with Barclays Capital Inc.’s and its affiliates’ (“Barclays”) terms and conditions for Customer’s account and risk and in Customer’s name or number on Barclays’ books. Without limiting the foregoing, Barclays is hereby authorized, upon the instruction of the Advisor, to transfer money, securities or other property to or from Customer’s commodity futures account(s) at Barclays (“Account(s)”) and to make or receive delivery of the commodities or securities underlying the futures contracts traded by the Advisor on behalf of the undersigned. Barclays is directed to send to Advisor a copy of all statements that Barclays sends to Customer concerning Customer’s Account(s). Customer hereby ratifies and confirms any and all transactions with Barclays heretofore. The Customer hereby agrees to indemnify and hold Barclays harmless from and to pay Barclays promptly on demand any and all losses, damages, costs, injuries and expenses arising out of or in relation to the Advisor’s trading activities, or debit balance due thereon.

Customer understands that Barclays is in no way responsible for any loss to Customer occasioned by actions of the Advisor or its agents and that Barclays does not, by implication or otherwise, endorse the operator or methods of the Advisor or its agents.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which Barclays may have under the Barclays Futures and Options Customer Account Agreement executed by Customer, any other agreement or agreements between Barclays and Customer or at law or in equity.

This authorization may be terminated by Customer at any time as of the actual receipt by Barclays of written notice of termination. Termination of this authorization shall not affect any liability in any way resulting from transactions initiated (including open positions or outstanding orders submitted by the Advisor but not yet executed) prior to such termination. This authorization and indemnity shall inure to Barclays’ benefit and that of Barclays’ successors and assigns.

iShares Diversified Alternatives Trust
(Name of Customer – Please Print)

/s/ Ryan W. Braniff
(Signature)

Ryan W. Braniff, Principal
(Name & Title – Please Print)

7/31/09
(Date )

/s/ Raman Suri
(Signature)

Raman Suri, Managing Director
(Name & Title – Please Print)

7/31/09
(Date )

B-3	March 2003

REPRESENTATIONS OF ADVISOR

The undersigned Advisor acknowledges that it has been designated as Customer’s agent and attorney-in-fact pursuant to the Discretionary Trading Authorization set forth above. In this regard, the Advisor hereby represents and warrants to Barclays Capital Inc. and its affiliates (“Barclays”) that: (a) the Advisor has reviewed the registration requirements, as amended from time to time, of the CEA, the CFTC, and the NFA relating to commodity pool operators and commodity trading advisors and is either appropriately registered with the CFTC and a member of the NFA or exempt or excluded from CFTC registration requirements (explain the basis for such exclusion or exemption below); and (b) the Advisor has provided and will continue to provide Customer with an explanation of the nature and risks of the strategies to be used in connection with all transactions to be executed for Customer’s account, and has provided Customer with a copy of its most recent CFTC disclosure document, or has provided Barclays with a written explanation of the reason why it is not required to deliver a disclosure document to Customer.

Applicable Exclusion or Exemption:

The undersigned agrees promptly to give Barclays Capital Inc. written notice if any of the representations or warranties set forth above become inaccurate or in any way cease to be true, complete and correct.

The following officers or employees of Advisor are authorized to effect transactions in Contracts (as defined in Barclays’ Futures and Options Customer Account Agreement (the “Agreement”)) and to buy, sell and otherwise deal in Contracts (as defined in the Agreement) pursuant to said Discretionary Trading Authorization. Barclays may rely on all instructions, whether verbal or written, received by it from such officers or employees with respect to any of the transactions referred to above without further inquiry until it receives written notice of a change from the Advisor or Customer. The Advisor hereby agrees to indemnify and hold Barclays harmless from and to pay Barclays promptly on demand any and all losses, damages, costs, injuries and expenses arising out of or in relation to any action taken or not taken by Barclays in reliance upon any instruction, notice or communication given by the Advisor or any agent of Advisor prior to receipt by Barclays of written notice from the Advisor that such agent is no longer so authorized.

Dan Vainer	Trader	/s/ Dan Vainer
Name	Title	Signature

Paul Whitehead	Senior Trader	/s/ Paul Whitehead
Name	Title	Signature

John Ricci	Trader	/s/ John Ricci
Name	Title	Signature

Mike Sobel	Head of Equity Trading	/s/ Mike Sobel
Name	Title	Signature

Barclays Global Fund Advisors
(Name of Advisor – Please Print)
/s/ Ryan W. Braniff
(Signature)

Ryan W. Braniff, Principal	7/31/2009
(Name & Title – Please Print)	(Date)

/s/ Raman Suri
(Signature)

Raman Suri, Managing Director	7/31/2009
(Name & Title – Please Print)	(Date)

B-4	March 2003

CORPORATE CERTIFICATION & AUTHORIZATION

I,                                                          , the undersigned                                                                              [Insert Title] of                                                              , a corporation duly organized and existing under the laws of                                                                           (the “Corporation”), having its principal office at                                 DO HEREBY CERTIFY that the Corporation is authorized under its governing documents, as amended from time to time, to trade in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions) (collectively, “Contracts”) and possesses the power and authority to undertake the transactions contemplated by the Futures and Options Customer Account Agreement of Barclays Capital Inc.

The undersigned further certifies that:

(a) Any officer of this Corporation acting alone (or any employee or agent of the Corporation designated by any such officer) hereby is authorized to act for the Corporation in every respect concerning the Corporation’s account(s) with Barclays Capital Inc. (the “Account(s)”), the authority hereby granted including, without limitation, the authority to do any or all of the following acts or actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Corporation with Barclays Capital Inc. for the purpose of trading in Contracts, and to execute in the name of the Corporation and deliver to Barclays Capital Inc. the Futures and Options Customer Account Agreement of Barclays Capital Inc. and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays Capital Inc. any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays Capital Inc. (on a secured basis) or its affiliates to finance any Contract transactions effected through or with Barclays Capital Inc.; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Corporation in connection with the Account(s) and the transactions effected therein;

(b) Barclays Capital Inc. is directed to send written confirmations of all Contract transactions effected for this Corporation and carried in the Account(s) and all statements of account of the Corporation with Barclays Capital Inc. and other pertinent records and documents to

B-5	March 2003

                                                                                          (Name and Title of Officer or Agent), who is not authorized to trade with Barclays Capital Inc. but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

(c) Any and all past transactions of the kind provided for by these Resolutions which have been previously made by Barclays Capital Inc. on behalf of or with this Corporation hereby are ratified, confirmed and approved in all respects; and

(d) Barclays Capital Inc. and any interested third party is authorized to rely and act upon the authority of this Authorization until receipt by Barclays Capital Inc. of a certificate showing rescission, amendment or modification thereof and signed by an officer of the Corporation, and that this Corporation will indemnify and hold harmless Barclays Capital Inc. from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Authorization prior to its actual receipt of any such certificate.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation this          day of         , 200    .

Name

[SEAL]	Title

B-6	March 2003

PARTNERSHIP CERTIFICATION & AUTHORIZATION

Gentlemen:

The undersigned general partner(s) of                     , a                      (general/limited) partnership organized and existing under the laws of                      (the “Partnership”), having its principal office at                      DO HEREBY CERTIFY that the Partnership is authorized under its partnership agreement, as amended from time to time, to trade in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions) (collectively, “Contracts”) and possesses the power and authority to undertake the transactions contemplated by the Futures and Options Customer Account Agreement with Barclays Capital Inc.

The undersigned further certify that:

(a) Any general partner of the Partnership acting alone (or any employee or agent of the Partnership designated by any such general partner) hereby is authorized to act for the Partnership in every respect concerning the Partnership’s account(s) with Barclays Capital Inc. (the “Account(s)”), the authority hereby granted including, without limitation, the authority to do any or all of the following acts or actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Partnership with Barclays Capital Inc. for the purpose of trading in Contracts, and to execute in the name of the Partnership and execute and deliver to Barclays Capital Inc. the Futures and Options Customer Account Agreement of Barclays Capital Inc. and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays Capital Inc. any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays Capital Inc. (on a secured basis) or its affiliates to finance any Contract transactions effected through or with Barclays Capital Inc.; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Partnership in connection with the Account(s) and the transactions effected therein;

(b) Barclays Capital Inc. is directed to send all written confirmations of all Contract transactions effected for the Partnership and carried in the Account(s) and all statements of account of the Partnership

B-7	March 2003

with Barclays Capital Inc. and other pertinent documents and records to                      (Name and Title of Partner or Agent), who is not authorized to trade with Barclays Capital Inc. but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

(c) Any and all past transactions between the Partnership and Barclays Capital Inc. of the kind provided for by this Authorization are hereby ratified, approved and confirmed in all respects; and

(d) In consideration of Barclays Capital Inc. maintaining the account(s) of the Partnership the undersigned agree that:

(i) The undersigned is/are jointly and severally liable to Barclays Capital Inc. for any and all obligations arising out of transactions in or relating to the account(s) of the Partnership with Barclays Capital Inc.

(ii) If there is any change in this Authorization or if any of the general partners withdraw from the Partnership, die or are judicially declared incompetent, the undersigned will notify Barclays Capital Inc. in writing immediately. Until Barclays Capital Inc. has actually received such written notice signed by a general partner of the Partnership, Barclays Capital Inc. shall be entitled to act in reliance on this Authorization. The Partnership will indemnify and hold Barclays Capital Inc. harmless from and against any loss suffered or liability incurred in continuing to act in reliance on this Authorization prior to Barclays Capital Inc.’s actual receipt of such written notice.

Dated this      day of         , 200    .

General Partners: (EVERY GENERAL PARTNER MUST SIGN)

(Signature)	(Signature)

(Name – Please Print)	(Name – Please Print)

(Signature)	(Signature)

(Name – Please Print)	(Name – Please Print)

(Signature)	(Signature)

(Name – Please Print)	(Name – Please Print)

B-8	March 2003

TRUST CERTIFICATION & AUTHORIZATION

1. The undersigned are all of the Trustees of                     , a duly formed trust dated             , 200    , for the benefit of                      (the “Trust”). The undersigned each represent and warrant to Barclays Capital Inc. that the Trust Agreement of the Trust, as amended from time to time, authorizes the undersigned to open one or more accounts in the name of the Trust with Barclays Capital Inc. for the purpose of trading in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions) (collectively, “Contracts”) as contemplated by the Futures and Options Customer Account Agreement of Barclays Capital Inc. and that the undersigned, or any agent of the undersigned designated by the undersigned, be and hereby are authorized to act for the Trust in every respect regarding the Trust’s account(s) with Barclays Capital Inc. (the “Account(s)”), the authority hereby granted including, without limitation, the power to do any or all of the following acts necessary in connection with the Account(s) and the transactions effected therein:

(a)	To open one or more accounts in the name of the Trust with Barclays Capital Inc. for the purpose of trading in Contracts, and to execute in the name of the Trust and execute and deliver to Barclays Capital Inc. the Futures and Options Customer Account Agreement of Barclays Capital Inc. and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Barclays Capital Inc. any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(f)	To borrow funds from Barclays Capital Inc. (on a secured basis) or its affiliates to finance any Contract transactions effected through or with Barclays Capital Inc.; and

(g)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Trust in connection with the Account(s) and the transactions effected therein.

2. Barclays Capital Inc. is hereby directed to send written confirmations of all Contract transactions effected for the Trust and carried in the Accounts(s) and all statements of account of the Trust with Barclays Capital Inc. and other pertinent records and documents to                      (Name and Title), who is not authorized to trade with Barclays Capital Inc. but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents.

3. Any and all past transactions of the kind provided for by this certification and authorization that have been previously made on behalf of or with this Trust hereby are ratified, confirmed and approved in all respects.

B-9	March 2003

4. Barclays Capital Inc. and any interested third party is authorized to rely and act upon the foregoing representations and warranties until such time as Barclays Capital Inc. shall be notified otherwise in a writing signed by the Trust or any Trustee of the Trust and the Trust will indemnify and hold harmless Barclays Capital Inc. from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this certification and authorization prior to its actual receipt of any such notice.

(Name of Trust - Please Print)

(Trustee’s Signature)	(Date)

(Name & Title - Please Print)

(Trustee’s Signature)	(Date)

(Name & Title - Please Print)

B-10	March 2003

LIMITED LIABILITY COMPANY CERTIFICATION & AUTHORIZATION

We the undersigned, constituting all of the [Managing-Members/Managers] of                     , a Limited Liability Company duly organized and existing under the laws of                      (the “Company”), having its principal office at                      DO HEREBY CERTIFY that the Company is authorized under its governing documents, as amended from time to time, to trade in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions) (collectively, “Contracts”) and possesses the power and authority to undertake the transactions contemplated by the Futures and Options Customer Account Agreement of Barclays Capital Inc.

The undersigned further certify that:

(a) Any [Managing-Member/Manager] of this Company or any employee or agent of this Company designated by any such [Managing-Member/Manager] hereby is authorized to act for the Company in every respect concerning the Company’s account(s) with Barclays Capital Inc. (the “Account(s)”), the authority hereby granted including, without limitation, the power to do any or all of the following acts and actions necessary in connection with the Account(s) and the transactions effected therein:

(i)	To open one or more accounts in the name of the Company with Barclays Capital Inc. for the purpose of trading in Contracts, and to execute in the name of the Company and execute and deliver to Barclays Capital Inc. the Futures and Options Customer Account Agreement of Barclays Capital Inc. and any and all agreements, documents, instruments or notices necessary to the opening, maintenance and/or trading of such Account(s);

(ii)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power shall include the power to sell “short”;

(iii)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(iv)	To deposit with and withdraw from Barclays Capital Inc. any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(v)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(vi)	To borrow funds from Barclays Capital Inc. (on a secured basis) or its affiliates to finance any Contract transactions effected through or with Barclays Capital Inc.; and

(vii)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Company in connection with the Account(s) and the transactions effected therein;

(b) Barclays Capital Inc. is directed to send written confirmations of all Contract transactions effected for this Company and carried in the Account(s) and all statements of account of the Company with Barclays Capital Inc. and other pertinent records and documents to                      (Name and Title of Managing-Member/Manager or Agent), who is not authorized to trade with Barclays Capital Inc. but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

B-11	March 2003

(c) Any and all past transactions of the kind provided for by these Resolutions which have been previously made by Barclays Capital Inc. on behalf of or with this Company hereby are ratified, confirmed and approved in all respects; and

(d) Barclays Capital Inc. and any interested third party is authorized to rely and act upon the authority of this Authorization until receipt by Barclays Capital Inc. of a certificate showing rescission, amendment or modification thereof and signed by a [Managing-Member/Manager] of this Company, and that this Company will indemnify and hold harmless Barclays Capital Inc. from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this Authorization prior to its actual receipt of any such certificate.

IN WITNESS WHEREOF, we have hereunto subscribed our names this          day of         , 200    .

[Managing-Members/Manager(s)]:

(Signature)	(Signature)

(Name & Title – Please Print)	(Name & Title – Please Print)

(Signature)	(Signature)

(Name & Title – Please Print)	(Name & Title – Please Print)

B-12	March 2003

CERTIFICATE OF INCUMBENCY

I,                                                  , do hereby certify that:

1.	I am the duly elected, qualified and acting of , a
[Title] [Customer]
(the “Company”).
[State] [Legal form of entity (e.g., corporation, LLC)]

2.	I am authorized to execute this Certificate of Incumbency on behalf of the Company.

3.	The following named persons are, as of the date hereof, officers or authorized representatives of the Company serving in the capacities set forth opposite their names, and with respect to each office or authorized position held with respect to the Company, are duly elected or appointed, qualified, and acting as such and the signature appearing opposite their names is a true and genuine specimen of their signature:

Name	Title

[Signature]

[Signature]

[Signature]

[Signature]

IN WITNESS WHEREOF, I have hereunto subscribed my name to this Certificate of Incumbency for the Company this          day of         , 20    .

Name:
Title:

Note:    The person making this certification may not be one of the individuals listed under Section 3 above.

B-13	March 2003

EMPLOYEE BENEFIT PLAN AUTHORIZATION

[IF NO QPAM IS INVOLVED, CONTACT THE COMPLIANCE DEPARTMENT OF BARCLAYS CAPITAL INC. TO DISCUSS THE SCOPE OF THE PLAN’S FUTURES TRADING ACTIVITIES AND ANY ADDITIONAL DOCUMENTATION THAT MAY BE REQUIRED BY BARCLAYS CAPITAL INC.]

1. In consideration of the acceptance by Barclays Capital Inc. of one or more accounts of                                          (the “Trust”) under and on behalf of                                                   (the “Plan”), a duly formed employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the undersigned each continuously represent and warrant to Barclays Capital Inc. that the documents under which the Plan and Trust were established, as such documents have been amended from time to time, authorize the undersigned to open one or more accounts in the name of the Trust with Barclays Capital Inc. for the purpose of trading in commodities, commodity futures, security futures, option and forward contracts thereon and interests therein (including exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions) (collectively, “Contracts”) and that the undersigned, or any agent of the undersigned designated by the undersigned, be and hereby are authorized to act for the Trust in every respect regarding the Trust’s account(s) with Barclays Capital Inc. (the “Account(s)”), the authority hereby granted including, without limitation, the power to do each of the following acts necessary in connection with the Account(s) and the transactions effected therein:

(a)	To open one or more accounts in the name of as Trustee(s) of the Trust with Barclays Capital Inc. for the purpose of trading in Contracts, and to execute in the name of the Trust and deliver to Barclays Capital Inc. the Futures and Options Customer Account Agreement of Barclay Capital Inc., Cross Trade Consent, and any and all other agreements, documents, instruments or notices (collectively, the “Agreements”) necessary to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, which power to sell includes the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Barclays Capital Inc. any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To engage in trades opposite Barclays Capital Inc. or its affiliates, in accordance with the Commodity Exchange Act of 1974, as amended, the rules and regulations promulgated thereunder, and applicable Transaction Facility (as defined in the Agreements) rules;

(f)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature; and

(g)	To take such other actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Plan in connection with the Account(s) and the transactions effected therein.

B-14	March 2003

2.	The undersigned each continuously represent and warrant to Barclays Capital Inc. that:

(a)	the Plan has appointed (the “Advisor”);

(b)	the Advisor is a qualified professional asset manager within the meaning of Prohibited Transaction Class Exemption 84-14 (“PTE 84-14”) under ERISA;

(c)	the terms of the transactions under the Agreements and this Authorization are and will be negotiated on behalf of the Trust by, or under the authority and general direction of, the Advisor;

(d)	the Advisor (or an investment manager acting in accordance with written guidelines established and administered by the Advisor) makes all decisions on behalf of the Trust to enter into such transactions, and the conditions of Part I of PTE 84-14 will otherwise be met with respect to each such transaction; and

(e)	the Advisor is authorized by the Trust to act for the Trust and to do each of the acts set forth in Section 1 above and the following acts necessary in connection with the Account(s) and the transactions effected therein:

(i)	To engage in exchange-for-physical, exchange-for-swap, and exchange-for-risk transactions with Barclays;

(ii)	To execute in the name of the Plan and deliver to Barclays Capital Inc. a Cross Trade Consent and to engage in cross trades opposite Barclays Capital Inc. or its affiliates; and

(iii)	To borrow funds from Barclays Capital Inc. (on a secured basis) or its affiliates to finance any transactions in Contracts effected through or with Barclays Capital Inc.

3.	Barclays Capital Inc. is hereby directed to send written confirmations of all Contracts effected by Barclays Capital Inc. for the Trust and all statements of account of the Trust with Barclays Capital Inc. and other pertinent records and documents to (Name and Title), who is not authorized to trade with Barclays Capital Inc. but hereby is authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents.

4.	The undersigned each continuously represent and warrant that: (a) Barclays Capital Inc. is not acting as a fiduciary, as that term is defined in ERISA, of the Plan or the Trust, and Barclays Capital Inc. shall have no responsibility for the Plan’s or the Trust’s compliance with ERISA; (b) Barclays Capital Inc. shall have no responsibility for the investment policies or strategies of the Plan, or the overall diversification or prudence requirements applicable to Plan investments; (c) any information provided by Barclays Capital Inc. or its affiliates in connection with a transaction shall not serve as the primary basis for any decision made on behalf of the Trust to enter into the transaction, it being understood that all decisions made on behalf of the Trust are solely within the power and discretion of the Plan fiduciary directing the transaction; and (d) the transactions contemplated under the Agreements and this Authorization shall not give rise to any nonexempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

B-15	March 2003

5.	Any and all past transactions of the kind provided for by this certification and authorization that have been previously made on behalf of or with this Plan hereby are ratified, confirmed and approved in all respects.

6.	Barclays Capital Inc. and any interested third party is authorized to rely and act upon the foregoing representations and warranties until such time as Barclays Capital Inc. shall be notified otherwise in advance and in a writing signed by the Trustee and/or the Plan Sponsor and the Plan and (Insert Name of the Plan Sponsor) each shall separately indemnify and hold Barclays Capital Inc. harmless from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon this certification and authorization prior to its actual receipt of any such notice.

7.	The Trustee, Plan Sponsor/Named Fiduciary, and Advisor should each sign below:

A.	Signature of Trustee:

(Name of Plan – Please Print)

By:
(Trustee’s Signature)

	(Name & Title – Please Print)	(Date)

B.	Signature of Plan Sponsor/Named Fiduciary:

(Name of Plan Sponsor/Named Fiduciary - Please Print)

By:
(Signature)

	(Name & Title – Please Print)	(Date)

C.	Signature of Advisor/Qualified Professional Asset Manager:

(Name of Advisor/Qualified Professional Asset Manager)

By:
(Signature)

	(Name & Title – Please Print)	(Date)

(Please provide an opinion of counsel acceptable to Barclays Capital Inc.

establishing that the Plan is authorized to trade Contracts

B-16	March 2003